194 SA-2 06/10

SUPPLEMENT DATED JUNE 30, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 1, 2009

OF

FRANKLIN STRATEGIC INCOME FUND

(a series of Franklin Strategic Series)

The Statement of Additional Information (SAI) is amended as follows:

1.   The following is added immediately before the section entitled “Options” on page 15:

Options on futures contracts. Generally, the Fund may purchase (buy) put and call options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase or sell a futures contract at a set price (called the exercise price). The purchase of a call option on a futures contract, whereby the Fund has the right to purchase a particular futures contract, is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying asset, the option may be less risky than direct ownership of the futures contract or the underlying asset. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying asset, such as appreciation in the value of a foreign currency against the U.S. dollar.

For more information about the mechanics of purchasing, writing and covering options, see “Options” below.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  Also, the Fund may not be able to properly implement its investment strategy or close out option contract positions if a liquid secondary market is unavailable for the option the Fund wishes to close.  (See “Closing out options,” below).  The correlation risks of derivatives that are discussed above also exist, and the purchase of an option entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

2.   The first and second sentences under “Options on swap agreement (‘swaptions’)” on page 18 are deleted and replaced with the following:

Generally, the Fund may purchase and write (sell) both put and call options on swap agreements, commonly knows as swaptions, although currently the Fund only intends to purchase options on interest rate swaps and on credit default swaps. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund.

3.   The following paragraph is added as the second paragraph under “Options on swap agreement (‘swaptions’)” on page 18:

A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows.  In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.  Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.  With respect to the Fund’s purchase of options on credit default swaps, depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the swaption, the value of the underlying credit default swap and therefore the value of the swaption will change.

4.   The first sentence under “Credit default swaps” on page 18 is amended to read as follows:

The Fund may be a buyer or seller of credit default swaps.

Please keep this supplement for future reference.